UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontegra RobecoSAM Global Equity Fund

Frontegra MFG Global Equity Fund

Frontegra MFG Core Infrastructure Fund

Frontegra Timpani Small Cap Growth Fund

Frontegra Netols Small Cap Value Fund

Frontegra Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2013

TABLE OF CONTENTS

Shareholder Letter	1
Frontegra RobecoSAM Global Equity Fund
Report from RobecoSAM USA, Inc.	4
Investment Highlights	6
Frontegra MFG Global Equity Fund
Report from MFG Asset Management	8
Investment Highlights	10
Frontegra MFG Core Infrastructure Fund
Report from MFG Asset Management	12
Investment Highlights	14
Frontegra Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	20
Investment Highlights	21
Frontegra Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	24
Investment Highlights	26
Expense Example	27
Schedules of Investments
Frontegra RobecoSAM Global Equity Fund	29
Frontegra MFG Global Equity Fund	31
Frontegra MFG Core Infrastructure Fund	32
Frontegra Timpani Small Cap Growth Fund	35
Frontegra Netols Small Cap Value Fund	37
Frontegra Phocas Small Cap Value Fund	39
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	49
Notes to Financial Statements	56
Voting Results of Special Meeting of Shareholders	65

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past six months ending December 31, 2013. The S&P 500 Index was up 16.31%, and small capitalization stocks were also up, with the Russell 2000® Index returning 19.82%. International stocks, as measured by the MSCI EAFE Index, returned 17.94% over the six month period.

Fund Results

For the six month period ending December 31, 2013, the Frontegra RobecoSAM Global Equity Fund, managed by RobecoSAM USA, returned 15.59% (net) versus the MSCI World Index (Net) return of 16.83%.

For the six month period ending December 31, 2013, the Frontegra MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 12.74% (net) versus the MSCI World Index (Net) return of 16.83%.

For the six month period ending December 31, 2013, the Frontegra MFG Core Infrastructure Fund, also managed by MFG, returned 8.22% (net) versus the UBS Developed Infrastructure & Utilities Index (Net) return of 8.07% and the MSCI World Index (Net) return of 16.83%.

The Frontegra Timpani Small Cap Growth Fund, managed by Timpani Capital Management, returned 27.49% (net) versus the Russell 2000® Growth Index return of 22.02% for the six month period ending December 31, 2013.

For the six month period ending December 31, 2013, the Frontegra Netols Small Cap Value Fund — Institutional Class, managed by Netols Asset Management, returned 19.02% (net) versus the Russell 2000® Value Index return of 17.60%. The Class Y shares returned 18.42% (net) over the same time period.

The Frontegra Phocas Small Cap Value Fund, managed by Phocas Financial, returned 24.23% (net) versus the Russell 2000 Value Index return of 17.60% for the six month period ending December 31, 2013.

Outlook

The markets were exceptionally strong in the second half of 2013, as the U.S. enjoyed a continuing recovery and Europe experienced a stable environment. However, as investors have become increasingly focused on the Fed and tapering, U.S. 10-year Treasury yields have risen from 2.2% mid-year to 3.0% at the end of 2013. Moreover, currencies have experienced increased volatility as well. As we enter 2014, we will work diligently to manage your assets with the skill and nimbleness necessary in these challenging times.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA

President

Frontegra Funds, Inc.

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FRONTEGRA
ROBECOSAM GLOBAL EQUITY FUND

REPORT FROM ROBECOSAM USA, INC.

Dear Shareholders:

The Frontegra RobecoSAM Global Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra RobecoSAM Global Equity Fund returned 15.59%, net of fees, for the six month period ending December 31, 2013. The Fund's return underperformed the 16.83% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned 27.67%, net of fees, compared to the benchmark's return of 26.68%. The portfolio's underperformance relative to the benchmark for the six months ending December 31 was primarily attributable to a weak stock selection within Consumer Discretionary, Health Care and Information Technology stocks. The Fund performed well within Energy, Utilities and Industrial stocks.

Over the period, the portfolio was positioned as overweight (relative to the MSCI World Index) in Energy, Consumer Staples and Telecommunications and was underweight in Financials, Industrials, Consumer Discretionary and Materials. In terms of performance contribution, portfolio sector allocation had a negative impact on the relative performance. In particular, negative contribution came from underweighting more cyclical sectors such as Industrial and Consumer Discretionary, while overweighting Utilities and Consumer Staples.

The largest positive contributions at the stock level included overweight positions in ONEOK (Utilities), Total (Energy), Legal & General (Financials) and BT Group (Telecommunications). Not holding positions in Verizon and AT&T has also had a positive contribution as these stocks underperformed the sector. The largest negative contributions at the stock level came from overweight position in IBM and Cisco (Information Technology), Manila Water (Utilities) and McDonald's (Consumer Discretionary).

Portfolio Outlook and Strategy

Global equity market performance was strong over the period. The positive development was surprisingly strong especially considering that global markets faced a host of problems, namely uncertainties about the taper of U.S. quantitative easing and China's economic slowdown. Despite that, global equities enjoyed double digit returns in the second half of 2013. On a regional level, the strong performance of European equities stand out, performing well on the back of an improving economic backdrop. The U.S. equity market also performed well and was supported by the positive outcome of the U.S. fiscal deficit debate. The deal offers a temporary fix and allows the government to be funded through the middle of January 2014, while the debt ceiling doesn't need to be raised until the beginning of February. The overall performance of emerging markets has improved in the second half but still underperformed the general global equity market.

The more recent macro data continues to support the scenario of a gradual global recovery. At the same time, the central bank monetary policies remain very expansionary, causing investors to continue to seek exposure to the equity markets.

Valuation-wise, we continue to see attractive investment opportunities in global equity markets and have added those positions to the portfolio. Overall, the current valuation level of companies in the portfolio is attractive, and the Fund should benefit from its positioning in companies that offer growth at a reasonable price. Our focus remains on investing in sustainable companies with attractive valuations and stable earnings outlooks. We also maintain an underweight (relative to MSCI World Index) in sectors where earnings visibility and valuation upside is limited, such as Financials, Industrials and Materials.

Our outlook for the Financial sector remains cautious and our approach in this space remains very selective with a focus on companies with solid cash generation, strong balance sheets and acceptable leverage. In addition, we remain underweight in Materials. Such positioning comes mainly from not investing in large benchmark holdings in the mining and chemical space, where we see limited investment opportunities.

Sincerely,

Diego d'Argenio
Senior Portfolio Manager
RobecoSAM USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, RobecoSAM USA, Inc. ("RobecoSAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, RobecoSAM served as adviser to the Fund. Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM Global Equity Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.20% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	INDEX
SIX MONTHS	15.59%	16.83%
ONE YEAR	27.67%	26.68%
AVERAGE ANNUAL SINCE INCEPTION	14.47%	15.27%
Fund Expenses
GROSS EXPENSE RATIO	1.63%
NET EXPENSE RATIO	1.20%

FRONTEGRA
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Global Equity Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra MFG Global Equity Fund returned 12.74%, net of fees, for the six month period ending December 31, 2013. The Fund's return underperformed the 16.83% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned 29.64%, net of fees, compared to the benchmark's return of 26.68%.

We do not manage the Fund against short-term performance metrics and it is inevitable the Fund will underperform markets at some point in the future. We aim (not guarantee) to produce absolute returns through the business cycle whilst minimizing the risk of a permanent capital loss. We will continue to focus on these objectives and will not chase short-term performance.

Fund Outlook and Strategy

We continue to view the current major source of investment risk as what will happen when the Fed ends its quantitative easing (QE) programme. The endgame for QE presents a risk for equity, and other asset markets (particularly currency and bond/credit markets) due to the likely redistribution of global money flows and rising bond yields that it will affect. Overall, we assess the risk of a disorderly unwinding of QE to be a "fat tail", or low-probability, scenario. Unfortunately, as we have repeated on many occasions, low probability does not mean zero probability.

We feel comfortable with the Fund's overall risk profile and construction, and believe it is likely to exhibit substantially less downside risk than the market in the event that a disorderly unwinding of QE occurs, or another tail event strikes.

At 31 December 2013, the Fund consisted of 27 investments (compared to 25 investments at 30 June 2013). The top-ten investments represented 56.6% of the Fund (while they represented 51.6% at 30 June 2013). Over the six months to 31 December 2013, the three stocks with the strongest local-currency returns were MasterCard (+45.6%), Google (+27.4%) and Bank of New York Mellon (+25.5%) and the stocks with the weakest returns were Unilever (-1.7%), Target (-7.1%) and Danone (-9.3%). In terms of absolute performance, the three largest stock contributors in local currency terms were Oracle, Google and MasterCard which added +1.4%, +1.3% and +1.2%, respectively. The largest detractor was Danone (-0.4%) over the period.

Over the past six months, we have made the following major changes to the portfolio:

•  A new investment in DIRECTV, the world's largest pay television company by subscribers.

•  A new investment in Diageo, the world's leading spirits company.

•  Reductions of the investments in Google (from 6.3% to 4.5%), American Express (from 4.6% to 3.0%), Danone (from 4.5% to 3.1%) and Novartis (from 4.4% to 2.4%).

•  Increases of the positions in eBay (from 5.4% to 7.3%), Oracle (from 4.6% to 6.6%), Target (from 4.4% to 5.6%) and Visa (from 3.4% to 5.4%).

The Fund remains fully invested, despite the strong rise in equity markets over the past twelve months. We believe that its holdings remain attractively valued and that they should deliver attractive returns to investors over the next 3-5 years. The Fund continues to be exposed to the following major investment themes:

•  Emerging market consumption growth via investments in multinational consumer franchises. The five largest investments in multinational consumer franchises at 31 December 2013 were Yum! Brands, Nestle, Danone, McDonald's and Unilever. These companies generate, on average, around 40% of their revenues in emerging markets.

•  U.S. interest rates. In our view, it is likely that U.S. short and long-term interest rates will "normalize" over the next three years as the U.S. economy recovers. This will be as a result of the U.S. Fed ceasing QE and then taking steps to shrink (or sterilize) its balance sheet, as well as the normal monetary policy action of lifting the Federal Funds Rate. We own four U.S. financial institutions which are likely to benefit from the increase in U.S. interest rates, Wells Fargo, U.S. Bancorp, Bank of New York Mellon and State Street.

•  A move to a cashless society. There continues to be a strong secular shift from spending via cash and check to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. In our opinion, the explosion of smart mobile devices will accelerate this shift on a global basis. We believe that there are only a limited number of companies that are well positioned to benefit from this structural shift. These companies are typically highly attractive, with strong network effects, low capital intensity, high barriers to entry and high returns on capital. At 31 December 2013, the Fund was invested in the payments space through exposure to companies such as PayPal (via eBay), American Express, Visa and MasterCard.

•  U.S. housing. A recovery in new housing construction should drive a strong cyclical recovery in companies exposed to the U.S. housing market, while providing a boost to the overall economy. Our major exposure to this theme is via our holding in Lowe's, the home improvement retailer, and the domestic U.S. banks, Wells Fargo and U.S. Bancorp.

•  Technology/software. We believe that entrenched global software companies boast enormous competitive advantages and exhibit attractive investment characteristics. The Fund's technology/software investments include Microsoft and Oracle.

•  Internet/e-commerce. There are a number of internet-enabled businesses that are experiencing increasing competitive advantages and showing very attractive investment characteristics. The Fund's investments in these areas include eBay and Google.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	INDEX
SIX MONTHS	12.74%	16.83%
ONE YEAR	29.64%	26.68%
AVERAGE ANNUAL SINCE INCEPTION	24.15%	21.79%
Fund Expenses
GROSS EXPENSE RATIO	0.97%
NET EXPENSE RATIO	0.80%

FRONTEGRA
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the UBS Developed Infrastructure & Utilities Index (Net).

The types of infrastructure assets in which the Fund invests are natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The return from the infrastructure universe (as defined by MFG Asset Management ("MFGAM")) was more than 10% p.a. for the decade to the end of 2013. Just under half of that return was in the form of dividend income.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities comprise approximately 74% of the Fund and includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

Performance Review

The Frontegra MFG Core Infrastructure Fund returned 8.22%, net of fees, for the six month period ending December 31, 2013. The Fund's return outperformed the 8.07% return of its benchmark, the UBS Developed Infrastructure & Utilities Index (Net). For the year, the Fund returned 12.41%, net of fees, compared to the benchmark's return of 14.37%.

Most sectors held by the Fund performed well during the period, with Toll Roads providing a weighted average total return of 18.9% while Airports generated a total return of 15.9%. The utilities sectors generated returns ranging from 2% for Water Utilities to 9% for Gas Utilities. The Ports sector was the only exposure to generate a negative return of 4.7%.

Geographically, the Fund's European exposures generated a return of over 15.7% and Australian/New Zealand stocks provided a return of 7.8%. The U.S. and Canadian markets generated only modest returns of 2.4% and 3.1% respectively, a reflection of the fact that these markets are now back to equilibrium having been oversold in previous years.

The performance of the benchmark was positively impacted by strong share price surges from companies that, in previous years, had been very poor places to invest and which are excluded from the MFG Core Infrastructure strategy's investment universe. This particularly applied to the large European, vertically integrated energy utilities (that have a significant proportion of their earnings exposed to the competitive power generation sector) and regulated Japanese utilities (apparently acquired as a convenient way to play a yen currency strategy).

Portfolio Outlook and Strategy

The Core Infrastructure strategy is designed to provide reliable returns over the medium-to-longer term. The Fund exceeded that expectation during 2013, partly reflecting the recovery of stocks held by the Fund that had been over-sold in previous years. We now see the utilities market as broadly in equilibrium while infrastructure stocks remain cheap.

MFGAM believes that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation, offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Lead Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The UBS Developed Infrastructure & Utilities Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	UBS INDEX	MSCI INDEX
SIX MONTHS	8.22%	8.07%	16.83%
ONE YEAR	12.41%	14.37%	26.68%
AVERAGE ANNUAL SINCE INCEPTION	14.34%	10.86%	19.62%
Fund Expenses
GROSS EXPENSE RATIO	3.66%
NET EXPENSE RATIO	0.70%

FRONTEGRA
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontegra Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the period July 1, 2013 through December 31, 2013, returning 27.49% (net of fees) vs. 22.02% for the Index. For the year, the Fund returned 57.07%, net of fees, compared to the benchmark's return of 43.30%.

Strong stock selection drove almost all of the outperformance, while sector allocation had a minor negative impact. In particular, Consumer Discretionary, Health Care, and Financial Services delivered the most significant gains, while Utilities were a slight drag on performance. There were no large sector weights that significantly added to performance; however, an overweight in Energy was a slight positive contributor, while an underweight in Materials and Processing was a minor detractor from performance.

The individual stocks that outperformed during the period tended to be those with the largest perception gaps. There were many companies rewarded with large positive absolute performance as investors focused more on company-specific fundamentals. The period saw strong absolute gains for the index in both Q3 and Q4. A number of stocks across a diverse group of sectors contributed significantly to the Fund's performance. For instance, each of our five largest positive contributors came from a different sector. Lannett Company was our largest positive contributor within Health Care. Responsys, which was acquired by Oracle in Q4 at a significant premium, was a strong contributor in Technology. Tree.com was a standout performer in Financial Services, and WageWorks was a strong performer in Producer Durables. Conn's, which has been our largest holding in Consumer Discretionary, continued to post industry-leading sales gains, which led to strong relative outperformance.

Portfolio Outlook

The benchmark was up sharply in both quarters, continuing a trend of valuation expansion in anticipation of an accelerating economy and gradual reduction in Federal Reserve accommodation. The first step toward monetary policy normalization occurred as the Federal Reserve announced it will soon begin to taper its quantitative easing program. We expect a smooth transition at the Federal Reserve with the leadership change taking place. Data points in the U.S. have been on balance stronger in the latter half of 2013. GDP growth is estimated to have accelerated in the second half of 2013, and the unemployment rate continues to drop, falling below 7% for the first time since the recovery started over four years ago. Weaker consumer spending around the holidays is a risk that investors are digesting. We have sought to own companies we believe have secular growth drivers, meaning they will likely be able to post attractive growth through any type of economy. We are optimistic that many of the macro concerns that have dominated the headlines over the past few years have cleared, which positions us well as company-specific positive fundamentals should be rewarded.

On a micro level, companies within our portfolio continue to have attractive growth profiles, have maintained a constructive outlook on the economy and mostly exceeded analyst expectations. The scarcity of upside surprise and strong growth means investors are disproportionately rewarding companies that have those qualities, such as the ones in our portfolio. Corporate balance sheets are generally sound, and companies are generating cash which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe that positive corporate fundamentals will lead to the potential for increased merger and acquisition activity, which could benefit the companies we own as both buyers and potential sellers. As an example, we saw a benefit in Q4 as Responsys was bought out at a large premium, while Costa was acquired at a more modest premium. Other holdings, including Jazz Pharmaceuticals, Team Health and Dealertrack, were rewarded for making accretive acquisitions. Our analysis continues to confirm our optimism regarding the fundamental strength of the companies in our portfolio. In particular, meetings with company management teams and other fundamental data points indicate that many companies continue to achieve robust growth, and the perception gaps that exist remain quite large.

During the period, we continued to focus on finding robust and sustainable growers with company-specific perception gaps. Our bottom-up stock picking process led to some small changes around the edges in our sector weightings. We continue to be overweight in Consumer Discretionary and Energy with Energy now our largest sector bet on a relative basis. Technology went from being market weight to being slightly overweight, while Producer Durables went from being overweight to only slightly overweight. Consumer Staples, Financials, and Materials and Processing continue to be our biggest underweights. Health Care continues to be near benchmark weight, ending the period slightly overweight. During the period, we continued our core strategy of investing in companies where we believe there is open-ended secular growth and where the market has underestimated that growth. Looking ahead, we are confident that our bottom-up process will continue to add value for shareholders.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	INDEX
SIX MONTHS	27.49%	22.02%
ONE YEAR	57.07%	43.30%
AVERAGE ANNUAL SINCE INCEPTION	20.69%	16.52%
Fund Expenses
GROSS EXPENSE RATIO	4.02%
NET EXPENSE RATIO	1.10%

FRONTEGRA
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontegra Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2013, the Frontegra Netols Small Cap Value Fund (Institutional Class) returned 19.02%, net of fees, compared to 17.60% for the Russell 2000 Value Index. For the year, the Fund returned 38.20%, net of fees, compared to 34.52% for the Index.

Portfolio Review

During the second half of 2013, investors focused on the strengthening domestic economy and the resulting impact on Federal Reserve Policy. Initially, concern over potential tapering drove bond yields higher and had a negative impact on emerging markets. However, incrementally positive economic news, improving employment trends, and the resolution of the government shut down resulted in a positive response in the equity markets when the Fed announced the plan to reduce current stimulus efforts. These factors led investors to more cyclical sectors, while making yield plays less attractive. As a result, sectors with potential for improved revenue growth including Materials, Health Care and Industrials outperformed, while more stable Consumer Staples and Utilities underperformed during the period.

Positive Contributions to Relative Performance in the Second Half of 2013:

•  Stock selection in Energy and Financial sectors

•  Overweight in Health Care and Industrial sectors

•  Best performing stocks for the period: Zale, Capella Education, United Rentals, Willbros Group and Acuity Brands

Negative Contributions to Relative Performance in the Second Half of 2013:

•  Stock selection in Consumer Discretionary and Industrial sectors

•  Worst performing stocks for the period: Liquidity Services, Accuride, Intrepid Potash, Sun Communities and Kraton Performance Polymers

Portfolio Outlook

We believe the domestic economy is on a steadily improving growth path. As the employment outlook continues to improve, consumer confidence should strengthen and continue to boost economic activity. Improved business sentiment could result in higher levels of business investment and commercial construction, which have remained subdued to this point in the recovery. Additionally, Europe and Asia have exhibited signs of potential stabilization. These factors could be potentially additive to economic activity and provide another leg of economic growth.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	INDEX
SIX MONTHS	19.02%	17.60%
ONE YEAR	38.20%	34.52%
FIVE YEAR AVERAGE ANNUAL	16.45%	17.64%
AVERAGE ANNUAL SINCE INCEPTION	8.77%	7.27%
Fund Expenses
GROSS EXPENSE RATIO	1.19%
NET EXPENSE RATIO	1.11%

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FRONTEGRA
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2013, the Frontegra Phocas Small Cap Value Fund returned 24.23%, net of fees, compared to the 17.60% return of the benchmark, the Russell 2000 Value Index (the "Benchmark" or the "Index"). For the year, the Fund returned 45.63%, net of fees, compared to 34.52% for the Index.

Portfolio Review and Strategy

2013 was marked by continued economic improvement around the world, low interest rates, a lack of major traumatic events, and investors moving back into equities. Interestingly, while the rise in the U.S. stock market has received a lot of attention, nearly every asset class other than stock markets in advanced economies actually declined for the year. Interest rate sensitive investments such as bonds, REITs, preferred securities, and master limited partnerships all finished down from their levels at the beginning of 2013. Hedges against a recession, notably gold and silver but also commodities overall, were down sharply, and stock markets in emerging economies finished in the red as well.

For the third quarter, Energy was the Fund's top performing sector versus its Index peer. Many names were up attractively for the quarter. Gulfport, our largest weight within Energy, helped to drive a significant part of the Fund's outperformance for the quarter. Financials also delivered attractive relative performance thanks to all four subsectors: banks, real estate, insurance, and diversified. Within the banking group, Sterling Financial was acquired by Umpqua Bank at a nice premium. The banking group had some strong performances, especially from some of our larger names: Wilshire Bancorp, First Republic, and NewBridge Bancorp. Our best performer was American Equity Investment Life, a life insurance and annuity provider. Materials also added nicely, thanks to the acquisition of one of our positions, Boise. Health Care was also additive this quarter. This was driven by the performance of one of our largest weights within the sector, Viropharma, rumored to be in the midst of being acquired by a larger pharma company.

During the fourth quarter, Health Care was the top sector performer versus the Benchmark. Once again, we had many names that were up more than 30% for the quarter, led by a significant move by our best performer for the quarter, one of our Health Care picks, Viropharma, on its acquisition by Shire PLC. Also, our largest weight in the Fund and within the Industrial sector, Aceto, was up more than 60% for the quarter. The best performing sector for the portfolio, relative to the Benchmark, was Financials, thanks to performance in all four subsectors: banks, real estate, insurance, and diversified. Within the banking group, the best performer was Washington Banking Company, acquired by Heritage Financial. The group had some strong performers including Wilshire Bancorp, IBERIABANK, and SVB Financial Group. Within the insurance subsector, the best performer was also our largest position within the group, CNO Financial Group. Relative to the Benchmark, Industrials were a solid contributor for the quarter led by our largest position, Aceto Corp. However, Park-Ohio Holdings, Avis Budget Group, and Spirit Airlines also added to the group's overall return contribution. Information Technology was the third largest contributing sector. This was driven by the performance of three holdings within the sector: AOL, Euronet Worldwide, and Methode Electronics.

Viewing the coming year, the strong gains in the U.S. stock market in recent years have made finding attractive significantly undervalued stocks more difficult, but there are still values to be found. Safer areas like Consumer Staples, Health Care, and Utilities have become quite fully valued as cautious investors leave bonds and tiptoe back into equities. In our opinion, though, some of the more cyclical areas in the equity markets are still undervalued. They include homebuilding, autos, real estate, and retail. There are usually unrecognized values in every sector, however, and our mission is to find them. In the Energy sector, we remain underweighted, having sold our largest position, Gulfport Energy, due to over-valuation. The recent large decline in E&P stocks in the fourth quarter gave us an opportunity to add an old name, Goodrich Petroleum. In Financials, we replaced over-priced positions like First Republic and Primerica with International Bancshares and Argo Group International Holdings. Across other sectors, we sold positions that had become overvalued and put the proceeds into companies in the same or other sectors. In Consumer Discretionary we sold Stage Stores, a struggling retailer, and replaced it with E.W. Scripps and American Axle. In Health Care, we sold Viropharma for Progenics Pharmaceutical. Within Utilities, we sold Aqua America and Atmos Energy for Chesapeake Utilities and IDACORP. We were underweighted in our real estate subsector in 2013, but we have been adding to our existing REIT positions. We also added a couple of new names, Hudson Pacific Properties and First Potomac Realty, to take advantage of their lagging performance in 2013. We remain underweight in Utilities, Energy, and Materials.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2014 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/13	FUND	INDEX
SIX MONTHS	24.23%	17.60%
ONE YEAR	45.63%	34.52%
FIVE YEAR AVERAGE ANNUAL	19.40%	17.64%
AVERAGE ANNUAL SINCE INCEPTION	8.92%	6.46%
Fund Expenses
GROSS EXPENSE RATIO	2.62%
NET EXPENSE RATIO	1.22%

Frontegra Funds

EXPENSE EXAMPLE

December 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity and Frontegra MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds

EXPENSE EXAMPLE (continued)

December 31, 2013 (Unaudited)

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Expense Ratio*	Expenses Paid During the Period*
RobecoSAM Global Equity Fund
Actual Fund Return	$1,000.00	$1,155.90	1.20%	$6.52
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,127.40	0.80%	$4.29
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Core Infrastructure Fund
Actual Fund Return	$1,000.00	$1,082.20	0.70%	$3.67
Hypothetical 5% Return	$1,000.00	$1,021.68	0.70%	$3.57
Timpani Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,274.90	1.10%	$6.31
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,190.20	1.10%	$6.07
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,184.20	1.50%	$8.26
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,242.30	1.10%	$6.22
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.9%
	Australia 5.7%
23,943	AGL Energy Ltd.	$321,321
8,638	National Australia Bank Ltd.	268,638
7,084	Westpac Banking Corp.	204,813
7,141	Woodside Petroleum Ltd.	248,033
		1,042,805
	France 4.2%
12,376	Total SA	758,156
	Israel 1.2%
16,178	Mizrahi Tefahot Bank Ltd.	211,730
	Italy 2.7%
7,547	Eni SpA	181,589
55,302	Snam SpA	309,338
		490,927
	Japan 7.5%
22,000	Chiyoda Corp.	318,792
24,300	Inpex Corp.	311,048
13,800	Keihin Corp.	213,598
36,000	Marubeni Corp.	258,437
11,200	Stanley Electric Co. Ltd.	256,097
		1,357,972
	Netherlands 1.8%
4,121	Koninklijke DSM NV	324,056
	Norway 2.6%
21,148	DNB ASA	378,309
4,253	Statoil ASA	103,077
		481,386
	Philippines 0.4%
133,500	Manila Water Co., Inc.	66,175
	Sweden 1.0%
3,672	Svenska Handelsbanken AB - Class A	180,407
Number of Shares		Value
	Switzerland 9.2%
2,840	Novartis AG	$226,678
2,222	Roche Holding AG	620,730
717	Sulzer AG	115,662
934	Swisscom AG	493,045
768	Zurich Insurance Group AG	222,552
		1,678,667
	United Kingdom 7.2%
3,009	AstraZeneca PLC	178,109
73,939	Barclays PLC	332,975
65,796	BT Group PLC	413,377
101,737	Legal & General Group PLC	375,188
		1,299,649
	United States 52.4%
6,451	Abbott Laboratories	247,267
11,451	Cisco Systems, Inc.	257,075
4,145	Colgate-Palmolive Co.	270,295
4,698	E.I. du Pont de Nemours & Co.	305,229
3,628	Emerson Electric Co.	254,613
1,252	Fluor Corp.	100,523
14,618	Hartford Financial Services Group, Inc.	529,610
3,401	Illinois Tool Works, Inc.	285,956
3,164	International Business Machines Corp.	593,471
4,110	Kimberly-Clark Corp.	429,331
3,311	Life Technologies Corp. (a)	250,974
4,157	Limited Brands, Inc.	257,110
399	MasterCard, Inc. - Class A	333,349
4,302	McDonald's Corp.	417,423
12,189	Microsoft Corp.	456,234
2,225	National Oilwell Varco, Inc.	176,954
7,118	Occidental Petroleum Corp.	676,922
6,332	ONEOK, Inc.	393,724
10,529	Oracle Corp.	402,840
1,417	Parker-Hannifin Corp.	182,283
17,519	Pfizer, Inc.	536,607

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.9% (continued)
	United States 52.4% (continued)
10,049	Reynolds American, Inc.	$502,349
3,356	SanDisk Corp.	236,732
8,420	The Procter & Gamble Co.	685,472
3,126	UnitedHealth Group, Inc.	235,388
7,982	Wells Fargo & Co.	362,383
3,316	Xylem, Inc.	114,734
		9,494,848
	Total Common Stocks
	(Cost $12,780,877)	17,386,778
PREFERRED STOCKS 2.9%
	Germany 2.9%
2,591	Henkel AG & Co. KGaA	300,519
804	Volkswagen AG	225,804
		526,323
	Total Preferred Stocks
	(Cost $315,499)	526,323
SHORT-TERM INVESTMENTS 1.5%
	Investment Company 1.5%
273,484	STIT-STIC Prime Portfolio - Institutional Class, 0.06%	273,484
	Total Short-Term Investments
	(Cost $273,484)	273,484
	Total Investments 100.3%
	(Cost $13,369,860)	18,186,585
	Liabilities in Excess of Other Assets (0.3)%	(57,307)
	TOTAL NET ASSETS 100.0%	$18,129,278

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	16.9%
Energy	13.4
Health Care	12.7
Information Technology	12.6
Consumer Staples	12.1
Industrials	9.0
Consumer Discretionary	7.6
Utilities	6.0
Telecommunication Services	5.0
Materials	3.5
Total Common and Preferred Stocks	98.8
Total Short-Term Investments	1.5
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.5%
	France 6.7%
253,351	Danone	$18,235,416
225,494	Sanofi	23,923,645
		42,159,061
	Germany 2.0%
96,251	Adidas AG	12,266,739
	Netherlands 1.2%
192,964	Unilever NV	7,771,387
	Switzerland 6.7%
385,508	Nestle SA	28,220,024
180,257	Novartis AG	14,387,420
		42,607,444
	United Kingdom 5.7%
202,242	Diageo PLC	6,698,086
5,326,728	Tesco PLC	29,492,474
		36,190,560
	United States 75.2%
193,193	American Express Co.	17,528,401
414,693	DIRECTV (a)	28,651,139
786,167	eBay, Inc. (a)	43,152,707
23,510	Google, Inc. - Class A (a)	26,347,892
113,358	Johnson & Johnson	10,382,459
665,847	Lowe's Companies, Inc.	32,992,719
25,446	MasterCard, Inc. - Class A	21,259,115
123,386	McDonald's Corp.	11,972,144
1,029,196	Microsoft Corp.	38,522,806
1,007,561	Oracle Corp.	38,549,284
166,522	State Street Corp.	12,221,050
521,186	Target Corp.	32,975,438
710,981	The Bank of New York Mellon Corp.	24,841,676
171,599	The Coca-Cola Co.	7,088,755
472,425	U.S. Bancorp	19,085,970
142,702	Visa, Inc. - Class A	31,776,881
303,568	Wal-Mart Stores, Inc.	23,887,766
Number of Shares		Value
	United States 75.2% (continued)
587,670	Wells Fargo & Co.	$26,680,218
373,598	Yum! Brands, Inc.	28,247,745
		476,164,165
	Total Common Stocks
	(Cost $531,112,078)	617,159,356
SHORT-TERM INVESTMENTS 2.2%
	Investment Company 2.2%
14,018,266	STIT Liquid Assets Portfolio - Institutional Class, 0.07%	14,018,266
	Total Short-Term Investments
	(Cost $14,018,266)	14,018,266
	Total Investments 99.7%
	(Cost $545,130,344)	631,177,622
	Other Assets in Excess of Liabilities 0.3%	1,973,101
	TOTAL NET ASSETS 100.0%	$633,150,723

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	31.5%
Consumer Discretionary	23.2
Consumer Staples	19.2
Financials	15.9
Health Care	7.7
Total Common Stocks	97.5
Total Short-Term Investments	2.2
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4%
	Australia 7.1%
35,022	APA Group	$187,626
51,852	DUET Group	92,597
75,280	Envestra Ltd.	76,628
141,488	SP AusNet	157,286
55,594	Spark Infrastructure Group	80,665
91,971	Sydney Airport	312,058
62,272	Transurban Group	380,321
		1,287,181
	Austria 0.4%
878	Flughafen Wien AG	73,680
	Belgium 0.7%
2,532	Elia System Operator SA/NV	117,387
	Canada 8.6%
5,547	Emera, Inc.	159,635
12,859	Enbridge, Inc.	561,813
8,901	Fortis, Inc.	255,152
11,977	TransCanada Corp.	547,294
1,582	Valener, Inc.	22,682
		1,546,576
	France 6.7%
4,133	Aeroports de Paris	469,078
9,194	Eutelsat Communications SA	286,672
14,101	SES SA - ADR	456,454
		1,212,204
	Germany 2.0%
3,859	Fraport AG Frankfurt Airport Services Worldwide	288,748
3,042	Hamburger Hafen und Logistik AG	74,408
		363,156
	Hong Kong 2.8%
63,362	Power Assets Holdings Ltd.	503,755
Number of Shares		Value
	Italy 8.8%
24,594	Atlantia SpA	$551,834
100,077	Snam SpA	559,792
5,474	Societa Iniziative Autostradali e Servizi SpA	54,333
84,049	Terna Rete Elettrica Nazionale SpA	419,956
		1,585,915
	Mexico 2.7%
14,220	Grupo Aeroportuario del Centro Norte SAB de CV	47,649
19,951	Grupo Aeroportuario del Pacifico SAB de CV - Class B	106,658
11,591	Grupo Aeroportuario del Sureste SAB de CV - Class B	144,917
72,476	OHL Mexico SAB de CV (a)	185,568
		484,792
	Netherlands 1.7%
5,345	Koninklijke Vopak NV	312,656
	New Zealand 1.4%
55,022	Auckland International Airport Ltd.	159,733
40,106	Vector Ltd.	84,767
		244,500
	Spain 6.6%
25,035	Abertis Infraestructuras SA	556,218
9,982	Enagas SA	260,845
5,656	Red Electrica Corp. SA	377,378
		1,194,441
	Switzerland 0.8%
256	Flughafen Zuerich AG	149,660
	United Kingdom 7.3%
41,966	National Grid PLC	547,612
15,436	Pennon Group PLC	168,322

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4% (continued)
	United Kingdom 7.3% (continued)
9,955	Severn Trent PLC	$281,070
28,410	United Utilities Group PLC	315,912
		1,312,916
	United States 37.8%
965	ALLETE, Inc.	48,134
2,743	Alliant Energy Corp.	141,539
5,748	Ameren Corp.	207,848
8,760	American Electric Power Co., Inc.	409,442
957	American States Water Co.	27,495
4,408	American Water Works Co., Inc.	186,282
4,369	Aqua America, Inc.	103,065
2,248	Atmos Energy Corp.	102,104
1,422	Avista Corp.	40,086
1,180	California Water Service Group	27,223
10,154	CenterPoint Energy, Inc.	235,370
1,432	Cleco Corp.	66,760
6,327	CMS Energy Corp.	169,374
7,243	Consolidated Edison, Inc.	400,393
4,189	DTE Energy Co.	278,108
5,888	Duke Energy Corp.	406,331
953	El Paso Electric Co.	33,460
3,644	Great Plains Energy, Inc.	88,331
1,190	IDACORP, Inc.	61,690
1,890	Integrys Energy Group, Inc.	102,835
1,297	ITC Holdings Corp.	124,279
547	MGE Energy, Inc.	31,671
7,422	NiSource, Inc.	244,035
7,465	Northeast Utilities	316,441
667	Northwest Natural Gas Co.	28,561
911	NorthWestern Corp.	39,464
5,916	Pepco Holdings, Inc.	113,173
10,690	PG&E Corp.	430,593
1,877	Piedmont Natural Gas Co., Inc.	62,241
2,607	Pinnacle West Capital Corp.	137,962
1,887	PNM Resources, Inc.	45,514
Number of Shares		Value
	United States 37.8% (continued)
1,849	Portland General Electric Co.	$55,840
4,329	Questar Corp.	99,524
3,330	SCANA Corp.	156,277
4,862	Sempra Energy	436,413
263	SJW Corp.	7,835
1,146	Southwest Gas Corp.	64,073
5,147	TECO Energy, Inc.	88,734
1,062	The Empire District Electric Co.	24,097
808	The Laclede Group, Inc.	36,796
10,135	The Southern Co.	416,650
1,396	UIL Holdings Corp.	54,095
984	UNS Energy Corp.	58,892
1,950	Vectren Corp.	69,225
3,011	Westar Energy, Inc.	96,864
2,294	Wisconsin Energy Corp.	94,834
11,785	Xcel Energy, Inc.	329,273
		6,799,226
	Total Common Stocks
	(Cost $16,365,985)	17,188,045
CLOSED-END FUNDS 1.0%
	United Kingdom 1.0%
49,451	HICL Infrastructure Co. Ltd.	110,141
31,691	International Public Partnerships Ltd.	66,963
		177,104
	Total Closed-End Funds
	(Cost $164,009)	177,104
CONTINGENT VALUE RIGHTS 0.0%
	Italy 0.0%
6,838	Atlantia SpA (a)	689
	Total Contingent Value Rights
	(Cost $0)	689

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.0%
	Investment Company 3.0%
537,725	STIT Liquid Assets Portfolio - Institutional Class, 0.07%	$537,725
	Total Short-Term Investments
	(Cost $537,725)	537,725
	Total Investments 99.4%
	(Cost $17,067,719)	17,903,563
	Other Assets in Excess of Liabilities 0.6%	108,980
	TOTAL NET ASSETS 100.0%	$18,012,543

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.1%
Transmission & Distribution	18.8
Gas Utilities	16.7
Airports	9.7
Toll Roads	9.6
Water Utilities	6.2
Communications	4.1
Ports	2.2
Total Common Stocks and Contingent Value Rights	95.4
Social	1.0
Total Closed-End Funds	1.0
Total Short-Term Investments	3.0
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.5%
	Consumer Discretionary 22.8%
352	Buffalo Wild Wings, Inc. (a)	$51,814
1,595	Capella Education Co.	105,972
2,567	Conn's, Inc. (a)	202,254
426	DSW, Inc. - Class A	18,203
1,233	Fiesta Restaurant Group, Inc. (a)	64,412
2,945	Fifth & Pacific Companies, Inc. (a)	94,446
1,588	Five Below, Inc. (a)	68,602
3,759	Grand Canyon Education, Inc. (a)	163,892
538	Jack In the Box, Inc. (a)	26,911
1,623	Kona Grill, Inc. (a)	30,058
1,649	Lithia Motors, Inc. - Class A	114,473
2,013	Monro Muffler Brake, Inc.	113,453
5,656	Motorcar Parts of America, Inc. (a)	109,161
3,941	Multimedia Games Holdings Co., Inc. (a)	123,590
1,725	Nautilus, Inc. (a)	14,542
2,412	Pandora Media, Inc. (a)	64,159
2,331	Penske Automotive Group, Inc.	109,930
826	Red Robin Gourmet Burgers, Inc. (a)	60,744
697	Shutterstock, Inc. (a)	58,290
1,849	Tuesday Morning Corp. (a)	29,510
		1,624,416
	Consumer Staples 0.5%
2,443	Inventure Foods, Inc. (a)	32,394
	Energy 10.7%
16,229	American Eagle Energy Corp. (a)	33,270
2,732	Diamondback Energy, Inc. (a)	144,414
600	Dril-Quip, Inc. (a)	65,958
1,519	EPL Oil & Gas, Inc. (a)	43,291
2,682	Oasis Petroleum, Inc. (a)	125,974
9,950	PowerSecure International, Inc. (a)	170,841
3,577	Sanchez Energy Corp. (a)	87,672
9,608	Synergy Resources Corp. (a)	88,970
		760,390
Number of Shares		Value
	Financial Services 3.9%
2,267	HCI Group, Inc.	$121,285
4,792	Tree.com, Inc. (a)	157,369
		278,654
	Health Care 23.2%
2,085	Acadia Healthcare Company, Inc. (a)	98,683
585	Addus HomeCare Corp. (a)	13,133
1,013	Air Methods Corp. (a)	59,088
9,776	BioDelivery Sciences International, Inc. (a)	57,581
6,604	Cancer Genetics, Inc. (a)	91,003
3,826	Cardiovascular Systems, Inc. (a)	131,193
6,361	Horizon Pharma, Inc. (a)	48,471
1,093	Jazz Pharmaceuticals PLC (a)	138,330
6,370	Lannett Co., Inc. (a)	210,847
3,558	Ligand Pharmaceuticals, Inc. - Class B (a)	187,151
1,194	Medidata Solutions, Inc. (a)	72,321
9,272	Novadaq Technologies, Inc. (a)	152,895
6,878	Repligen Corp. (a)	93,816
5,057	Sagent Pharmaceuticals, Inc. (a)	128,347
1,803	Team Health Holdings, Inc. (a)	82,127
9,521	TearLab Corp. (a)	88,926
		1,653,912
	Materials & Processing 0.4%
1,750	Stock Building Supply Holdings, Inc. (a)	31,885
	Producer Durables 13.9%
560	Allegiant Travel Co.	59,047
904	Barrett Business Services, Inc.	83,837
587	Benefitfocus, Inc. (a)	33,893
534	Bristow Group, Inc.	40,082
814	CoStar Group, Inc. (a)	150,248
875	MAXIMUS, Inc.	38,491
528	Old Dominion Freight Line, Inc. (a)	27,995

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.5% (continued)
	Producer Durables 13.9% (continued)
932	On Assignment, Inc. (a)	$32,546
349	Power Solutions International, Inc. (a)	26,210
1,389	Proto Labs, Inc. (a)	98,869
2,280	Scorpio Tankers, Inc.	26,881
284	The Middleby Corp. (a)	68,151
363	TransDigm Group, Inc.	58,450
4,143	WageWorks, Inc. (a)	246,260
		990,960
	Technology 22.1%
925	Acxiom Corp. (a)	34,206
6,927	AudioCodes Ltd. (a)	49,389
8,315	Callidus Software, Inc. (a)	114,165
3,172	Carbonite, Inc. (a)	37,525
1,694	ChannelAdvisor Corp. (a)	70,657
2,312	Ciena Corp. (a)	55,326
875	CommVault Systems, Inc. (a)	65,520
1,638	Dealertrack Technologies, Inc. (a)	78,755
687	Fleetmatics Group PLC (a)	29,713
1,319	Gogo, Inc. (a)	32,724
788	Guidewire Software, Inc. (a)	38,667
1,743	inContact, Inc. (a)	13,613
7,463	LifeLock, Inc. (a)	122,468
11,900	MaxLinear, Inc. - Class A (a)	124,117
926	Methode Electronics, Inc.	31,660
2,427	NeoPhotonics Corp. (a)	17,135
4,032	Perficient, Inc. (a)	94,429
2,406	PROS Holdings, Inc. (a)	95,999
4,183	Responsys, Inc. (a)	114,656
4,743	Super Micro Computer, Inc. (a)	81,390
1,490	Tyler Technologies, Inc. (a)	152,174
2,707	Ubiquiti Networks, Inc. (a)	124,414
		1,578,702
	Total Common Stocks
	(Cost $4,868,216)	6,951,313
Number of Shares		Value
WARRANTS 0.0%
	Technology 0.0%
532	xG Technology, Inc. (a)	$255
	Total Warrants
	(Cost $5)	255
SHORT-TERM INVESTMENTS 5.4%
	Investment Company 5.4%
385,913	STIT-STIC Prime Portfolio - Institutional Class, 0.06%	385,913
	Total Short-Term Investments
	(Cost $385,913)	385,913
	Total Investments 102.9%
	(Cost $5,254,134)	7,337,481
	Liabilities in Excess of Other Assets (2.9)%	(208,600)
	TOTAL NET ASSETS 100.0%	$7,128,881

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Health Care	23.2%
Consumer Discretionary	22.8
Technology	22.1
Producer Durables	13.9
Energy	10.7
Financial Services	3.9
Consumer Staples	0.5
Materials and Processing	0.4
Total Common Stocks and Warrants	97.5
Total Short-Term Investments	5.4
Total Investments	102.9
Liabilities in Excess of Other Assets	(2.9)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.5%
	Consumer Discretionary 17.5%
236,121	Accuride Corp. (a)	$880,732
46,272	ANN, Inc. (a)	1,691,704
31,435	Cabela's, Inc. (a)	2,095,457
33,728	Capella Education Co.	2,240,889
20,294	Carter's, Inc.	1,456,906
39,358	DeVry, Inc.	1,397,209
29,151	Domino's Pizza, Inc.	2,030,367
55,322	Ethan Allen Interiors, Inc.	1,682,895
29,744	Tenneco, Inc. (a)	1,682,618
30,397	The Cheesecake Factory, Inc.	1,467,263
165,299	Zale Corp. (a)	2,606,765
		19,232,805
	Consumer Staples 5.7%
109,765	Boulder Brands, Inc. (a)	1,740,873
22,029	Casey's General Stores, Inc.	1,547,537
190,170	SUPERVALU, Inc. (a)	1,386,340
22,647	TreeHouse Foods, Inc. (a)	1,560,831
		6,235,581
	Energy 3.6%
51,422	Bill Barrett Corp. (a)	1,377,081
42,704	Superior Energy Services, Inc. (a)	1,136,353
155,968	Willbros Group, Inc. (a)	1,469,219
		3,982,653
	Financials 19.5%
65,998	BancorpSouth, Inc.	1,677,669
39,536	Cedar Fair LP	1,960,195
36,199	Community Bank System, Inc.	1,436,376
31,672	Endurance Specialty Holdings Ltd.	1,858,196
61,535	Glacier Bancorp, Inc.	1,833,128
277,960	MGIC Investment Corp. (a)	2,345,982
88,072	Old National Bancorp	1,353,667
52,614	PHH Corp. (a)	1,281,151
20,843	Prosperity Bancshares, Inc.	1,321,238
66,641	Selective Insurance Group, Inc.	1,803,306
Number of Shares		Value
	Financials 19.5% (continued)
32,369	The Hanover Insurance Group, Inc.	$1,932,753
30,209	Walter Investment Management Corp. (a)	1,068,190
48,852	Webster Financial Corp.	1,523,205
		21,395,056
	Health Care 9.8%
38,419	Acadia Healthcare Company, Inc. (a)	1,818,371
24,060	Haemonetics Corp. (a)	1,013,648
29,810	Integra LifeSciences Holdings Corp. (a)	1,422,235
84,735	Invacare Corp.	1,966,699
20,986	LifePoint Hospitals, Inc. (a)	1,108,900
11,457	Magellan Health Services, Inc. (a)	686,389
40,242	U.S. Physical Therapy, Inc.	1,418,933
44,750	VCA Antech, Inc. (a)	1,403,360
		10,838,535
	Industrials 16.3%
39,017	Actuant Corp. - Class A	1,429,583
142,114	Commercial Vehicle Group, Inc. (a)	1,033,169
12,198	Genesee & Wyoming, Inc. (a)	1,171,618
47,785	Herman Miller, Inc.	1,410,613
152,226	PGT, Inc. (a)	1,540,527
50,112	Thermon Group Holdings, Inc. (a)	1,369,561
77,005	Titan International, Inc.	1,384,550
51,408	TriMas Corp. (a)	2,050,665
32,863	United Rentals, Inc. (a)	2,561,671
27,357	United Stationers, Inc. (a)	1,255,413
37,168	Westinghouse Air Brake Technologies Corp.	2,760,467
		17,967,837

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.5% (continued)
	Information Technology 12.6%
114,618	Checkpoint Systems, Inc. (a)	$1,807,526
108,020	Entegris, Inc. (a)	1,253,032
38,424	Fair Isaac Corp.	2,414,564
82,758	Fairchild Semiconductor International, Inc. (a)	1,104,819
49,534	Monotype Imaging Holdings, Inc.	1,578,153
32,008	Plexus Corp. (a)	1,385,626
106,473	Polycom, Inc. (a)	1,195,692
51,709	Progress Software Corp. (a)	1,335,644
66,700	VeriFone Systems, Inc. (a)	1,788,894
		13,863,950
	Materials 7.3%
16,449	Acuity Brands, Inc.	1,798,205
21,905	Carpenter Technology Corp.	1,362,491
12,683	Compass Minerals International, Inc.	1,015,274
67,713	Intrepid Potash, Inc. (a)	1,072,574
29,344	Sensient Technologies Corp.	1,423,771
49,513	Unifi, Inc. (a)	1,348,734
		8,021,049
	Real Estate Investment Trusts 5.3%
223,651	FelCor Lodging Trust, Inc. (a)	1,824,992
89,619	First Industrial Realty Trust, Inc.	1,563,852
17,294	National Health Investors, Inc.	970,193
33,654	Sun Communities, Inc.	1,435,007
		5,794,044
	Utilities 0.9%
42,620	The Empire District Electric Co.	967,048
	Total Common Stocks
	(Cost $60,147,529)	108,298,558
Number of Shares		Value
SHORT-TERM INVESTMENTS 1.5%
	Investment Company 1.5%
1,621,984	Fidelity Institutional Money Market Portfolio, 0.01%	$1,621,984
	Total Short-Term Investments
	(Cost $1,621,984)	1,621,984
	Total Investments 100.0%
	(Cost $61,769,513)	109,920,542
	Liabilities in Excess of Other Assets 0.0%	(30,593)
	TOTAL NET ASSETS 100.0%	$109,889,949

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	19.5%
Consumer Discretionary	17.5
Industrials	16.3
Information Technology	12.6
Health Care	9.8
Materials	7.3
Consumer Staples	5.7
Real Estate Investment Trusts	5.3
Energy	3.6
Utilities	0.9
Total Common Stocks	98.5
Total Short-Term Investments	1.5
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.0%
	Consumer Discretionary 12.6%
6,249	American Axle & Manufacturing Holdings, Inc. (a)	$127,792
1,557	Bob Evans Farms, Inc.	78,769
762	Cracker Barrel Old Country Store, Inc.	83,873
4,926	Dana Holding Corp.	96,648
1,790	Deckers Outdoor Corp. (a)	151,183
1,974	Destination Maternity Corp.	58,983
3,240	DeVry, Inc.	115,020
992	Group 1 Automotive, Inc.	70,452
1,976	Lamar Advertising Co. - Class A (a)	103,246
1,468	Meredith Corp.	76,042
1,454	Outerwall, Inc. (a)	97,811
4,926	Pier 1 Imports, Inc.	113,692
13,173	Scientific Games Corp. - Class A (a)	223,019
2,435	Steiner Leisure Ltd. (a)	119,778
3,146	The E.W. Scripps Co. (a)	68,331
		1,584,639
	Consumer Staples 3.3%
1,642	CST Brands, Inc.	60,294
5,037	Darling International, Inc. (a)	105,172
1,778	Post Holdings, Inc. (a)	87,602
830	TreeHouse Foods, Inc. (a)	57,204
1,410	USANA Health Sciences, Inc. (a)	106,568
		416,840
	Energy 6.2%
3,101	Carrizo Oil & Gas, Inc. (a)	138,832
7,389	Comstock Resources, Inc.	135,145
3,802	Goodrich Petroleum Corp. (a)	64,710
11,219	Kodiak Oil & Gas Corp. (a)	125,765
1,276	PDC Energy, Inc. (a)	67,909
Number of Shares		Value
	Energy 6.2% (continued)
6,492	Rex Energy Corp. (a)	$127,957
2,440	Rosetta Resources, Inc. (a)	117,218
		777,536
	Financials 24.7%
5,951	American Equity Investment Life Holding Co.	156,987
4,920	Ameris Bancorp (a)	103,861
1,375	Argo Group International Holdings Ltd.	63,924
5,821	Banco Latinoamericano de Comercio Exterior S.A.	163,104
3,210	Banner Corp.	143,872
15,677	CNO Financial Group, Inc.	277,326
11,279	Heritage Commerce Corp.	92,939
1,411	IBERIABANK Corp.	88,681
13,525	ICG Group, Inc. (a)	251,971
4,752	International Bancshares Corp.	125,405
9,423	National Penn Bancshares, Inc.	106,763
2,066	Nelnet, Inc. - Class A	87,061
16,991	NewBridge Bancorp (a)	127,433
3,145	Protective Life Corp.	159,326
6,119	State Bank Financial Corp.	111,305
2,032	Sterling Financial Corp.	69,250
1,777	SVB Financial Group (a)	186,336
57,588	Synovus Financial Corp.	207,317
9,549	United Community Banks, Inc. (a)	169,495
7,057	Washington Banking Co.	125,121
13,168	Wilshire Bancorp, Inc.	143,926
3,134	Wintrust Financial Corp.	144,540
		3,105,943
	Health Care 4.3%
18,592	Accuray, Inc. (a)	161,936
14,047	Progenics Pharmaceuticals, Inc. (a)	74,871
1,548	United Therapeutics Corp. (a)	175,048
1,752	WellCare Health Plans, Inc. (a)	123,376
		535,231

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.0% (continued)
	Industrials 15.5%
14,533	Aceto Corp.	$363,470
704	AMERCO (a)	167,439
3,449	Avis Budget Group, Inc. (a)	139,409
1,301	Esterline Technologies Corp. (a)	132,650
1,687	Kadant, Inc.	68,357
3,018	MYR Group, Inc. (a)	75,691
2,739	Park-Ohio Holdings Corp. (a)	143,524
4,480	Spirit Airlines, Inc. (a)	203,437
1,815	The Timken Company	99,952
2,530	Trinity Industries, Inc.	137,936
844	Triumph Group, Inc.	64,203
1,434	UniFirst Corp.	153,438
2,432	URS Corp.	128,872
705	WESCO International, Inc. (a)	64,204
		1,942,582
	Information Technology 12.7%
2,086	AOL, Inc. (a)	97,249
15,096	Atmel Corp. (a)	118,202
4,072	Compuware Corp.	45,647
3,644	Euronet Worldwide, Inc. (a)	174,365
6,327	Internap Network Services Corp. (a)	47,579
1,272	Measurement Specialties, Inc. (a)	77,198
4,328	Methode Electronics, Inc.	147,974
2,536	Microsemi Corp. (a)	63,273
2,151	NeuStar, Inc. - Class A (a)	107,249
4,023	Progress Software Corp. (a)	103,914
8,093	Saba Software, Inc. (a)	99,139
8,869	Seachange International, Inc. (a)	107,847
4,619	Skyworks Solutions, Inc. (a)	131,919
1,986	SYNNEX Corp. (a)	133,856
3,143	Verint Systems, Inc. (a)	134,961
		1,590,372
Number of Shares		Value
	Materials 4.4%
662	Ashland, Inc.	$64,240
1,489	Axiall Corp.	70,638
1,395	Cabot Corp.	71,703
1,369	Domtar Corp.	129,152
1,042	Kaiser Aluminum Corp.	73,190
3,113	Sensient Technologies Corp.	151,043
		559,966
	Real Estate Investment Trusts 11.3%
5,164	Acadia Realty Trust	128,222
2,931	CoreSite Realty Corp.	94,349
6,467	First Industrial Realty Trust, Inc.	112,849
10,400	First Potomac Realty Trust	120,952
7,187	Hudson Pacific Properties, Inc.	157,180
2,634	Kilroy Realty Corp.	132,174
10,393	NorthStar Realty Finance Corp.	139,786
5,034	Pebblebrook Hotel Trust	154,846
1,299	PS Business Parks, Inc.	99,270
5,743	Sabra Health Care REIT, Inc.	150,122
13,134	Strategic Hotels & Resorts, Inc. (a)	124,116
		1,413,866
	Utilities 4.0%
2,507	Black Hills Corp.	131,643
1,591	Chesapeake Utilities Corp.	95,492
1,180	IDACORP, Inc.	61,171
1,313	Laclede Group, Inc.	59,794
2,000	PNM Resources, Inc.	48,240
1,915	Portland General Electric Co.	57,833
2,241	The Empire District Electric Co.	50,848
		505,021
	Total Common Stocks
	(Cost $8,382,678)	12,431,996

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2013 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.0%
	Investment Company 1.0%
1,621,984	STIT-STIC Prime Portfolio - Institutional Class, 0.06%	$128,421
	Total Short-Term Investments
	(Cost $128,421)	128,421
	Total Investments 100.0%
	(Cost $8,511,099)	12,560,417
	Liabilities in Excess of Other Assets 0.0%	(216)
	TOTAL NET ASSETS 100.0%	$12,560,201

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	24.7%
Industrials	15.5
Information Technology	12.7
Consumer Discretionary	12.6
Real Estate Investment Trusts	11.3
Energy	6.2
Materials	4.4
Health Care	4.3
Utilities	4.0
Consumer Staples	3.3
Total Common Stocks	99.0
Total Short-Term Investments	1.0
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

	RobecoSAM Global Equity Fund(1)	MFG Global Equity Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$13,369,860	$545,130,344	$17,067,719
Foreign currency at cost	$221	$439,770	$32,412
Investments at value	$18,186,585	$631,177,622	$17,903,563
Foreign currency at value	223	444,165	34,307
Cash	—	570,423	6,986
Receivable for investments sold	—	—	—
Receivable for Fund shares sold	—	9,039,316	—
Interest and dividends receivable	53,162	449,624	83,482
Receivable from Adviser	—	—	21,727
Prepaid expenses and other assets	10,168	39,021	2,944
Total assets	18,250,138	641,720,171	18,053,009
LIABILITIES:
Payable for investments purchased	—	8,182,348	—
Payable for Fund shares redeemed	92,790	5,237	—
Payable to Directors	1,725	1,725	1,644
Payable to Adviser	1,646	294,699	—
Accrued distribution and shareholder servicing fees	—	—	—
Accrued expenses	24,699	85,439	38,822
Total liabilities	120,860	8,569,448	40,466
Net Assets	$18,129,278	$633,150,723	$18,012,543
NET ASSETS CONSIST OF:
Paid in capital	$12,948,837	$546,471,667	$17,207,741
Undistributed net investment income (loss)	6,563	37,725	(3,750)
Accumulated net realized gain (loss)	355,839	583,908	(27,829)
Net unrealized appreciation on:
Investments	4,816,725	86,047,278	835,844
Foreign currency	1,314	10,145	537
Net Assets	$18,129,278	$633,150,723	$18,012,543
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$18,129,278	$633,150,723	$18,012,543
Authorized	50,000,000	100,000,000	50,000,000
Issued and Outstanding	1,284,619	42,402,630	1,462,686
Net Asset Value, Redemption Price and Offering Price Per Share	$14.11	$14.93	$12.31
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets
Authorized
Issued and Outstanding
Net Asset Value, Redemption Price and Offering Price Per Share

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM Global
Equity Fund.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$5,254,134	$61,769,513	$8,511,099
Foreign currency at cost	$—	$—	$—
Investments at value	$7,337,481	$109,920,542	$12,560,417
Foreign currency at value	—	—	—
Cash	—	10,989	—
Receivable for investments sold	68,928	—	—
Receivable for Fund shares sold	5,237	35,199	678
Interest and dividends receivable	1,829	88,965	9,438
Receivable from Adviser	6,199	—	371
Prepaid expenses and other assets	7,803	14,319	12,247
Total assets	7,427,477	110,070,014	12,583,151
LIABILITIES:
Payable for investments purchased	276,742	—	—
Payable for Fund shares redeemed	—	53,694	233
Payable to Directors	1,643	1,644	1,725
Payable to Adviser	—	81,834	—
Accrued distribution and shareholder servicing fees	—	5,939	—
Accrued expenses	20,211	36,954	20,992
Total liabilities	298,596	180,065	22,950
Net Assets	$7,128,881	$109,889,949	$12,560,201
NET ASSETS CONSIST OF:
Paid in capital	$5,034,193	$58,436,667	$8,208,951
Undistributed net investment income (loss)	(36,401)	(175,262)	7,850
Accumulated net realized gain (loss)	47,742	3,477,515	294,082
Net unrealized appreciation on:
Investments	2,083,347	48,151,029	4,049,318
Foreign currency	—	—	—
Net Assets	$7,128,881	$109,889,949	$12,560,201
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class
Net Assets	$7,128,881	$108,859,836	$12,560,201
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	432,037	7,776,100	373,129
Net Asset Value, Redemption Price and Offering Price Per Share	$16.50	$14.00	$33.66
CAPITAL STOCK, $0.01 PAR VALUE		Class Y
Net Assets		$1,030,113
Authorized		50,000,000
Issued and Outstanding		76,128
Net Asset Value, Redemption Price and Offering Price Per Share		$13.53

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2013 (Unaudited)

	RobecoSAM Global Equity Fund(1)	MFG Global Equity Fund		MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$205,003 (2)	$3,411,335	(3)	$193,559 (4)
Interest income	80	5,146		134
Total investment income	205,083	3,416,481		193,693
EXPENSES:
Investment advisory fees	70,747	1,967,135		32,898
Custody fees	18,344	78,347		31,736
Fund administration and accounting fees	16,317	84,650		16,520
Legal fees	12,074	15,746		11,900
Federal and state registration fees	11,414	15,098		1,871
Directors' fees and related expenses	8,425	8,425		8,344
Audit fees	8,161	8,671		8,656
Shareholder servicing fees	3,695	8,812		3,344
Reports to shareholders	1,463	6,061		822
Distribution and shareholder servicing fees - Class Y	—	—		—
Other	3,364	44,942		3,783
Total expenses before waiver and reimbursement	154,004	2,237,887		119,874
Waiver and reimbursement of expenses by Adviser	(47,874)	(279,726)		(86,975)
Net expenses	106,130	1,958,161		32,899
Net Investment Income (Loss)	98,953	1,458,320		160,794
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,065,590	2,055,377		(5,926)
Foreign currency transactions	(16,218)	23,338		(14,487)
Change in net unrealized appreciation/depreciation on:
Investments	1,382,769	58,605,863		650,085
Foreign currency transactions	2,873	20,752		1,610
Net Realized and Unrealized Gain on Investments	2,435,014	60,705,330		631,282
Net Increase in Net Assets Resulting from Operations	$2,533,967	$62,163,650		$792,076

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM
Global Equity Fund.

(2)  Net of $10,234 in foreign withholding taxes.

(3)  Net of $63,534 in foreign withholding taxes.

(4)  Net of $15,872 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$10,380	$493,659	$71,181
Interest income	30	76	62
Total investment income	10,410	493,735	71,243
EXPENSES:
Investment advisory fees	27,708	613,468	57,629
Custody fees	4,776	12,421	3,100
Fund administration and accounting fees	13,625	30,955	15,140
Legal fees	8,964	11,552	11,875
Federal and state registration fees	2,332	5,914	13,063
Directors' fees and related expenses	8,345	8,344	9,231
Audit fees	7,161	7,662	7,660
Shareholder servicing fees	3,129	8,616	4,342
Reports to shareholders	743	12,005	4,531
Distribution and shareholder servicing fees - Class Y	—	9,096	—
Other	848	16,812	2,166
Total expenses before waiver and reimbursement	77,631	736,845	128,737
Waiver and reimbursement of expenses by Adviser	(47,152)	(58,554)	(65,344)
Net expenses	30,479	678,291	63,393
Net Investment Income (Loss)	(20,069)	(184,556)	7,850
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	270,591	16,056,816	695,371
Foreign currency transactions	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	1,052,435	5,857,550	1,704,148
Foreign currency transactions	—	—	—
Net Realized and Unrealized Gain on Investments	1,323,026	21,914,366	2,399,519
Net Increase in Net Assets Resulting from Operations	$1,302,957	$21,729,810	$2,407,369

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS

	RobecoSAM Global Equity Fund(1)		MFG Global Equity Fund
	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income	$98,953	$310,148	$1,458,320	$2,299,496
Net realized gain (loss) on:
Investments	1,065,590	(97,457)	2,055,377	5,005,073
Foreign currency transactions	(16,218)	(35,600)	23,338	(3,763)
Change in net unrealized appreciation/depreciation on:
Investments	1,382,769	3,097,456	58,605,863	27,963,825
Foreign currency transactions	2,873	(3,208)	20,752	(8,349)
Net increase in net assets resulting from operations	2,533,967	3,271,339	62,163,650	35,256,282
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(231,994)	(295,231)	(3,309,753)	(966,980)
Net realized gain on investments	(307,567)	—	(5,090,258)	(1,466,648)
Net decrease in net assets resulting from distributions paid	(539,561)	(295,231)	(8,400,011)	(2,433,628)
CAPITAL SHARE TRANSACTIONS:
Shares sold	129,900	454,816	233,542,861	203,278,933
Shares issued to holders in reinvestment of distributions	501,905	277,765	7,777,052	2,415,348
Shares redeemed	(804,795)	(7,352,755)	(8,628,356)	(373,668)
Redemption fees	—	—	668	1,026
Net increase (decrease) in net assets resulting from capital share transactions	(172,990)	(6,620,174)	232,692,225	205,321,639
Total Increase (Decrease) in Net Assets	1,821,416	(3,644,066)	286,455,864	238,144,293
NET ASSETS:
Beginning of Period	16,307,862	19,951,928	346,694,859	108,550,566
End of Period	$18,129,278	$16,307,862	$633,150,723	$346,694,859
Undistributed net investment income	$6,563	$139,604	$37,725	$1,889,158
TRANSACTIONS IN SHARES:
Shares sold	9,859	42,720	16,642,148	15,602,744
Shares issued to holders in reinvestment of distributions	36,555	24,132	536,348	205,562
Shares redeemed	(58,795)	(637,832)	(599,123)	(28,164)
Net increase (decrease) in shares outstanding	(12,381)	(570,980)	16,579,373	15,780,142

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income (loss)	$160,794	$145,393	$(20,069)	$(11,618)
Net realized gain (loss) on:
Investments	(5,926)	(7,191)	270,591	367,810
Foreign currency transactions	(14,487)	(822)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	650,085	106,260	1,052,435	501,400
Foreign currency transactions	1,610	(1,243)	—	—
Net increase in net assets resulting from operations	792,076	242,397	1,302,957	857,592
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(253,056)	(118,030)	—	—
Net realized gain on investments	—	(1,836)	(135,449)	—
Net decrease in net assets resulting from distributions paid	(253,056)	(119,866)	(135,449)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold	10,045,000	4,342,000	1,922,781	302,712
Shares issued to holders in reinvestment of distributions	244,776	99,221	127,954	—
Shares redeemed	(119,002)	(4,358)	(72,641)	(1,457)
Net increase in net assets resulting from capital share transactions	10,170,774	4,436,863	1,978,094	301,255
Total Increase in Net Assets	10,709,794	4,559,394	3,145,602	1,158,847
NET ASSETS:
Beginning of Period	7,302,749	2,743,355	3,983,279	2,824,432
End of Period	$18,012,543	$7,302,749	$7,128,881	$3,983,279
Undistributed net investment income (loss)	$(3,750)	$88,512	$(36,401)	$(16,332)
TRANSACTIONS IN SHARES:
Shares sold	819,385	366,605	127,127	27,417
Shares issued to holders in reinvestment of distributions	20,280	8,891	8,114	—
Shares redeemed	(9,634)	(392)	(4,529)	(130)
Net increase in shares outstanding	830,031	375,104	130,712	27,287

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income (loss)	$(184,556)	$(154,288)	$7,850	$38,278
Net realized gain on investments	16,056,816	24,070,378	695,371	3,196,331
Change in net unrealized appreciation/depreciation on investments	5,857,550	7,618,584	1,704,148	(1,003,094)
Net increase in net assets resulting from operations	21,729,810	31,534,674	2,407,369	2,231,515
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Net investment income	—	—	(16,849)	(61,412)
Net realized gain on investments	(26,286,823)	(5,798,112)	(680,655)	—
Net decrease in net assets resulting from distributions paid	(26,286,823)	(5,798,112)	(697,504)	(61,412)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class Y	Class Y
Net realized gain on investments	(239,893)	(899,137)
Net decrease in net assets resulting from distributions paid	(239,893)	(899,137)
CAPITAL SHARE TRANSACTIONS(1):	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Shares sold	22,611,087	8,289,832	2,083,614	1,139,262
Shares issued in connection with Class I conversion	—	—	—	3,516,268
Shares issued to holders in reinvestment of distributions	22,953,330	5,233,889	697,504	61,412
Shares redeemed	(43,962,886)	(56,528,040)	(934,907)	(20,192,417)
Net increase (decrease) in net assets resulting from capital share transactions	1,601,531	(43,004,319)	1,846,211	(15,475,475)
CAPITAL SHARE TRANSACTIONS:	Class Y	Class Y
Shares sold	80,120	2,276,127
Shares issued to holders in reinvestment of distributions	239,893	898,733
Shares redeemed	(20,613,636)	(3,937,645)
Net decrease in net assets resulting from capital share transactions	(20,293,623)	(762,785)
Total Increase (Decrease) in Net Assets	(23,488,998)	(18,929,679)	3,556,076	(13,305,372)
NET ASSETS:
Beginning of Period	133,378,947	152,308,626	9,004,125	22,309,497
End of Period	$109,889,949	$133,378,947	$12,560,201	$9,004,125
Undistributed net investment income (loss)	$(175,262)	$9,294	$7,850	$16,849
TRANSACTIONS IN SHARES(1):	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Shares sold	1,387,658	612,746	67,104	43,996
Conversion of Class I shares	—	—	—	144,702
Shares issued to holders in reinvestment of distributions	1,688,987	396,207	21,402	2,510
Shares redeemed	(2,673,771)	(4,101,006)	(28,883)	(835,389)
Net increase (decrease) in shares outstanding	402,874	(3,092,053)	59,623	(644,181)
TRANSACTIONS IN SHARES:	Class Y	Class Y
Shares sold	5,010	164,466
Shares issued to holders in reinvestment of distributions	18,256	69,346
Shares redeemed	(1,293,015)	(291,921)
Net decrease in shares outstanding	(1,269,749)	(58,109)

(1)  Effective November 1, 2012, Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares.

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$12.57		$10.68	$13.15	$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.22	0.18 (4)	0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	1.88		1.86	(1.67)	2.53		0.47	1.29
Total Income (Loss) from Investment Operations	1.96		2.08	(1.49)	2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.19)	(0.21)	(0.21)		(0.05)	—
From net realized gain on investments	(0.24)		—	(0.77)	(0.42)		(0.90)	—
Total Distributions	(0.42)		(0.19)	(0.98)	(0.63)		(0.95)	—
Redemption fees retained	—		—	—	—		— (5)	—
Net Asset Value, End of Period	$14.11		$12.57	$10.68	$13.15		$11.00	$11.30
Total Return	15.59	%(6)	19.78%	(10.91)%	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,129		$16,308	$19,952	$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.74	%(7)	1.63%	1.62%	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20	%(7)	1.20%	1.20%	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.58	%(7)	1.28%	1.16%	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	1.12	%(7)	1.71%	1.58%	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	31	%(6)	36%	52%	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and RobecoSAM USA, Inc. (f/k/a Sustainable Asset Management USA, Inc.) became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$13.43		$10.81	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04	(2)	0.17 (2)	0.11	(2)
Net realized and unrealized gain on investments	1.66		2.68	0.70
Total Income from Investment Operations	1.70		2.85	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.09)	—
From net realized gain on investments	(0.12)		(0.14)	—
Total Distributions	(0.20)		(0.23)	—
Redemption fees retained	—	(3)	— (3)	—
Net Asset Value, End of Period	$14.93		$13.43	$10.81
Total Return	12.74	%(4)	26.68%	8.10	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$633,151		$346,695	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	0.91	%(5)	0.97%	1.14	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.48	%(5)	1.17%	1.70	%(5)
Net of waivers and reimbursements	0.59	%(5)	1.34%	2.04	%(5)
Portfolio turnover rate	15	%(4)	31%	19	%(4)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$11.54		$10.65	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21	(2)	0.49 (2)	0.24
Net realized and unrealized gain on investments	0.74		0.84	0.41
Total Income from Investment Operations	0.95		1.33	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.44)	—
From net realized gain on investments	—		— (3)	—
Total Distributions	(0.18)		(0.44)	—
Net Asset Value, End of Period	$12.31		$11.54	$10.65
Total Return	8.22	%(4)	12.73%	6.50	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,013		$7,303	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	2.55	%(5)	3.66%	6.55	%(5)
Net of waivers and reimbursements	0.70	%(5)	0.70%	0.70	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.57	%(5)	1.34%	(1.09	)%(5)
Net of waivers and reimbursements	3.42	%(5)	4.30%	4.76	%(5)
Portfolio turnover rate	8	%(4)	7%	7	%(4)

(1)  Commenced operations on January 18, 2012.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013		Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$13.22		$10.31		$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06	)(2)	(0.04	)(2)	(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	3.68		2.95		(0.36)		0.77
Total Income (Loss) from Investment Operations	3.62		2.91		(0.44)		0.75
LESS DISTRIBUTIONS:
From net realized gain on investments	(0.34)		—		—		—
Total Distributions	(0.34)		—		—		—
Net Asset Value, End of Period	$16.50		$13.22		$10.31		$10.75
Total Return	27.49	%(4)	28.35%		(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,129		$3,983		$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	2.80	%(5)	4.02%		5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.10%		1.10	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.43	)%(5)	(3.28)%		(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	(0.73	)%(5)	(0.36)%		(0.87)%		(0.92	)%(5)
Portfolio turnover rate	59	%(4)	140%		138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$15.35		$12.86	$13.75	$10.08		$9.03	$11.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02	)(1)	0.01	0.01	(0.05	)(2)	0.02 (1)	0.01
Net realized and unrealized gain (loss) on investments	2.82		3.17	(0.90)	3.72		1.05	(2.79)
Total Income (Loss) from Investment Operations	2.80		3.18	(0.89)	3.67		1.07	(2.78)
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(3)	(0.02)	— (3)
From net realized gain on investments	(4.15)		(0.69)	—	—		—	—
From return of capital	—		—	—	—		— (3)	—
Total Distributions	(4.15)		(0.69)	—	—		(0.02)	—
Net Asset Value, End of Period	$14.00		$15.35	$12.86	$13.75		$10.08	$9.03
Total Return	19.02	%(4)	25.61%	(6.47)%	36.43%		11.76%	(23.42)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$108,860		$113,151	$134,544	$166,450		$119,657	$43,504
Ratio of expenses to average net assets
Before waivers and reimbursements	1.18	%(5)	1.18%	1.22%	1.13%		1.18%	1.45%
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.35	)%(5)	(0.14)%	(0.08)%	(0.39)%		0.17%	(0.13)%
Net of waivers and reimbursements	(0.27	)%(5)	(0.06)%	0.04%	(0.36)%		0.25%	0.22%
Portfolio turnover rate	12	%(4)	28%	28%	33%		41%	36%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Period	$15.03		$12.65	$13.59	$10.00		$8.98	$11.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09	)(1)	(0.05)	(0.05)	(0.09	)(2)	—	(0.02)
Net realized and unrealized gain (loss) on investments	2.74		3.12	(0.89)	3.68		1.02	(2.78)
Total Income (Loss) from Investment Operations	2.65		3.07	(0.94)	3.59		1.02	(2.80)
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—		—	—
From net realized gain on investments	(4.15)		(0.69)	—	—		—	—
Total Distributions	(4.15)		(0.69)	—	—		—	—
Net Asset Value, End of Period	$13.53		$15.03	$12.65	$13.59		$10.00	$8.98
Total Return	18.42	%(3)	25.15%	(6.92)%	35.90%		11.36%	(23.77)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,030		$20,228	$17,765	$22,792		$15,560	$895
Ratio of expenses to average net assets
Before waivers and reimbursements	1.58	%(4)	1.58%	1.62%	1.53%		1.58%	1.85%
Net of waivers and reimbursements	1.50	%(4)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.22	)%(4)	(0.54)%	(0.48)%	(0.79)%		(0.23)%	(0.53)%
Net of waivers and reimbursements	(1.14	)%(4)	(0.46)%	(0.36)%	(0.76)%		(0.15)%	(0.18)%
Portfolio turnover rate	12	%(3)	28%	28%	33%		41%	36%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009	Year Ended December 31, 2008
Net Asset Value, Beginning of Period	$28.72		$23.30	$24.51	$18.40	$18.48		$14.93	$20.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.20	0.06	0.04 (3)	0.02	(3)	0.06 (3)	0.13 (3)
Net realized and unrealized gain (loss) on investments	6.88		5.41	(1.25)	6.13	(0.10)		3.56	(5.08)
Total Income (Loss) from Investment Operations	6.90		5.61	(1.19)	6.17	(0.08)		3.62	(4.95)
LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.19)	(0.02)	(0.06)	—		(0.07)	(0.13)
From net realized gain on investments	(1.91)		—	—	—	—		—	—
Total Distributions	(1.96)		(0.19)	(0.02)	(0.06)	—		(0.07)	(0.13)
Redemption fees retained	—		—	—	— (4)	—	(4)	— (4)	— (4)
Net Asset Value, End of Period	$33.66		$28.72	$23.30	$24.51	$18.40		$18.48	$14.93
Total Return	24.23	%(5)	24.29%	(4.91)%	33.55%	(0.43	)%(5)	24.29%	(24.68)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,560		$9,004	$18,821	$20,507	$15,176		$19,331	$17,201
Ratio of expenses to average net assets
Before waivers and reimbursements	2.23	%(6)	2.50%	1.70%	1.69%	1.68	%(6)	1.71%	1.52%
Net of waivers and reimbursements	1.10	%(6)	1.05%	0.99%	0.99%	0.99	%(6)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.00	)%(6)	(1.08)%	(0.51)%	(0.52)%	(0.53	)%(6)	(0.31)%	0.21%
Net of waivers and reimbursements	0.13	%(6)	0.37%	0.20%	0.18%	0.16	%(6)	0.41%	0.74%
Portfolio turnover rate	28	%(5)	196%	50%	37%	43	%(5)	67%	34%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Per share net investment income has been calculated using the daily average shares method.

(4)  Less than one cent per share.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

(1)  ORGANIZATION

Frontegra Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of the Frontegra RobecoSAM Global Equity Fund (formerly known as Frontegra SAM Global Equity Fund) is long-term capital growth. The investment objective of each of the Frontegra MFG Global Equity Fund, Frontegra Timpani Small Cap Growth Fund and Frontegra Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontegra Phocas Small Cap Value Fund is long-term total investment through capital appreciation.

As of December 31, 2013, the Company had six series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontegra RobecoSAM Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	RobecoSAM USA, Inc.	Single Class	June 18, 2009
Frontegra MFG Global Equity Fund (a)	Frontegra	MFG Asset Management	Single Class	Dec. 28, 2011
Frontegra MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Single Class	Jan. 18, 2012
Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (b)	None	Multi-Class • Institutional • Class Y (c)	Mar. 23, 2011
Frontegra Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y	Dec. 16, 2005
Frontegra Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Single Class (d)	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  Timpani is an affiliate of Frontegra.

(c)  As of December 31, 2013, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations.

(d)  Effective November 1, 2012, the Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges, generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity and Frontegra MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

RobecoSAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$17,386,778	$—	$—	$17,386,778
Preferred Stocks	526,323	—	—	526,323
Total Equity	17,913,101	—	—	17,913,101
Short-Term Investments	273,484	—	—	273,484
Total Investments in Securities	$18,186,585	$—	$—	$18,186,585

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$617,159,356	$—	$—	$617,159,356
Total Equity	617,159,356	—	—	617,159,356
Short-Term Investments	14,018,266	—	—	14,018,266
Total Investments in Securities	$631,177,622	$—	$—	$631,177,622

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$17,188,045	$—	$—	$17,188,045
Closed-End Funds	177,104	—	—	177,104
Total Equity	17,365,149	—	—	17,365,149
Contingent Value Rights	—	689	—	689
Short-Term Investments	537,725	—	—	537,725
Total Investments in Securities	$17,902,874	$689	$—	$17,903,563

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$6,951,313	$—	$—	$6,951,313
Total Equity	6,951,313	—	—	6,951,313
Warrants	—	255	—	255
Short-Term Investments	385,913	—	—	385,913
Total Investments in Securities	$7,337,226	$255	$—	$7,337,481

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$108,298,558	$—	$—	$108,298,558
Total Equity	108,298,558	—	—	108,298,558
Short-Term Investments	1,621,984	—	—	1,621,984
Total Investments in Securities	$109,920,542	$—	$—	$109,920,542

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$12,431,996	$—	$—	$12,431,996
Total Equity	12,431,996	—	—	12,431,996
Short-Term Investments	128,421	—	—	128,421
Total Investments in Securities	$12,560,417	$—	$—	$12,560,417

(a)  See Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

As of December 31, 2013, there were no transfers between Levels 1, 2 and 3. The Funds did not hold any Level 3 securities during the six month period ended December 31, 2013. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended December 31, 2013, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2013, open federal and state income tax years include the tax years ended June 30, 2011, June 30, 2012 and June 30, 2013. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2013 and the fiscal year ended June 30, 2013 were as follows:

	Six Months Ended December 31, 2013			Year Ended June 30, 2013
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
RobecoSAM Global Equity	$306,528	$233,033	$539,561	$295,231	$—	$295,231
MFG Global Equity	7,828,247	571,764	8,400,011	2,433,628	—	2,433,628
MFG Core Infrastructure	253,056	—	253,056	119,866	—	119,866
Timpani Small Cap Growth	46,045	89,404	135,449	—	—	—
Netols Small Cap Value	954,829	25,571,887	26,526,716	—	6,697,249	6,697,249
Phocas Small Cap Value	126,612	570,892	697,504	61,412	—	61,412

At June 30, 2013, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$12,833,312	$319,490,469	$7,065,825	$2,961,310	$93,054,652	$6,645,669
Gross unrealized appreciation	$3,631,602	$32,822,603	$373,347	$1,054,030	$45,256,269	$2,408,166
Gross unrealized depreciation	(275,661)	(5,504,224)	(192,491)	(24,120)	(4,980,417)	(114,836)
Net unrealized appreciation/depreciation	3,355,941	27,318,379	180,856	1,029,910	40,275,852	2,293,330

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

(table continued from prior page)

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Undistributed ordinary income	$139,604	$5,379,860	$90,723	$—	$24,395	$16,849
Undistributed long-term capital gain	—	227,785	—	—	15,949,941	331,206
Total distributable earnings	139,604	5,607,645	90,723	—	15,974,336	348,055
Other accumulated losses	(309,510)	(10,607)	(5,797)	(102,730)	—	—
Total accumulated earnings/(losses)	$3,186,035	$32,915,417	$265,782	$927,180	$56,250,188	$2,641,385

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of the end of their tax year ended June 30, 2013, the following Funds have capital loss carryforwards ("CLCFs") as summarized in the table below. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Post-effective CLCFs not subject to expiration:

Fund	Short-term Amount	Long-term Amount	Total
RobecoSAM Global Equity	$—	$307,951	$307,951
Timpani Small Cap Growth	86,398	—	86,398

During the year ended June 30, 2013, the Funds utilized CLCFs as follows:

Fund	Amount
Timpani Small Cap Growth	$252,543
Netols Small Cap Value	934,891
Phocas Small Cap Value	2,649,941

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

year. As of June 30, 2013, the following Funds deferred, on a tax basis, post-October losses and post-December late-year losses of:

	Post-October Capital Loss Deferred	Ordinary Late-Year Loss Deferred
MFG Core Infrastructure	$4,724	$—
Timpani Small Cap Growth	—	16,332

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Events

The Class Y shares of the Frontegra Timpani Small Cap Growth Fund commenced operations on January 6, 2014.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2013, the following table shows the reclassifications made:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$—	$—	$—	$(7,557)	$6,710	$—
Accumulated net investment income (loss)	(35,600)	(3,763)	(823)	7,557	180,338	—
Accumulated net realized gain (loss)	35,600	3,763	823	—	(187,048)	—

The permanent differences primarily relate to foreign currency, net operating losses and CLCF limitations.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The RobecoSAM Global Equity, MFG Global Equity, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Frontegra Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2014, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
RobecoSAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
Timpani Small Cap Growth	1.00%	1.10%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	RobecoSAM Global Equity		MFG Global Equity		MFG Core Infrastructure		Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2014	$26,548	*	$—		$—		$46,572	$53,689	$104,993	**
2015	78,884		95,480	***	66,588	****	103,400	194,049	146,574
2016	78,470		294,528		100,062		95,252	121,910	147,770
2017	47,874		279,276		86,975		47,152	58,554	65,344
Total	$231,776		$669,284		$253,625		$292,376	$428,202	$464,681

*  Expenses waived/reimbursed were for the period June 10, 2011 through June 30, 2011.

**  Expenses waived/reimbursed were for the period October 8, 2010 through June 30, 2011.

***  Expenses waived/reimbursed were for the period December 28, 2011 through June 30, 2012.

****  Expenses waived/reimbursed were for the period January 18, 2012 through June 30, 2012.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Funds. As of December 31, 2013, affiliates of Timpani owned a controlling interest in the Frontegra Timpani Small Cap Growth Fund. As of December 31, 2013, one shareholder owned a controlling interest in the Frontegra MFG Core Infrastructure Fund, but is not considered an affiliate of Frontegra. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the six months ended December 31, 2013 are summarized below:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$5,258,426	$289,798,387	$10,436,837	$4,937,959	$13,886,041	$4,316,400
Sales	$5,463,014	$69,985,635	$729,600	$3,210,769	$56,959,685	$3,072,083

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Frontegra Netols Small Cap Value Fund and the Frontegra Timpani Small Cap Growth Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

incur expenses intended to result in the sale of Class Y shares of the Fund. As of December 31, 2013, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations. For the six months ended December 31, 2013, the Netols Small Cap Value Fund Class Y shares incurred $5,685 under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the six months ended December 31, 2013, the Netols Small Cap Value Fund Class Y shares incurred $3,411 in shareholder servicing expenses.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the "Special Meeting") of the Frontegra RobecoSAM Global Equity Fund (the "Fund") was held on August 16, 2013. At the Special Meeting, shareholders voted on a proposal to approve a new subadvisory agreement between Frontegra Asset Management, Inc. ("Frontegra"), the investment adviser to the Fund, and RobecoSAM USA, Inc. ("RobecoSAM"), the subadviser to the Fund. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on June 24, 2013.

At the Special Meeting held on August 16, 2013, a new subadvisory agreement between Frontegra and RobecoSAM was approved by shareholders of the Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
991,159	0	47,339	N/A

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontegra.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 18, 2014

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	February 18, 2014

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